Earnings Per Share	12 Months Ended
Dec. 31, 2018
Earnings Per Share [Abstract]
Earnings Per Share
Earnings Per Share
As discussed in Note 1, Elanco Parent was formed for the purpose of facilitating the IPO. Lilly held all shares of Elanco Parent from the time of formation until the IPO.
Prior to IPO, there were an aggregate of 293,290,000 shares of our common stock held by Lilly (which represents the 100 shares held by Lilly prior to giving effect to the 2,932,900-for-1 stock split that occurred on September 19, 2018). In connection with the completion of the IPO, an additional 72,335,000 shares of our common stock were issued.
Earnings per share was calculated based on the weighted average shares outstanding during each period based on the assumption that the shares held by Lilly were outstanding for all periods prior to IPO.